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                                                                    Exhibit 99

                    	MONTHLY SERVICERS CERTIFICATE
                      	SERVICER: NATIONSBANK, N.A.
                   	NATIONSBANK AUTO OWNER TRUST 1996-A





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Collection Period					                                         		February 1998
Determination Date					                                               		3/9/98
Deposit Date					                                                    		3/13/98
Distribution Date							                                               3/16/98


Pool Balance
Pool Balance on the close of the last day of the preceding
  Collection Period							                                      906,153,933.71
Less:	Collections and Liquidation Proceeds allocable to
        Principal	                                               43,645,833.84
    		Purchase Amount allocable to Principal				                        		0.00
    		Realized Losses						                                       1,447,397.48
                                                             -----------------
Pool Balance on the close of the last day of the Collection
  Period							                                                 861,060,702.39
Collections allocable to Principal received from Collection
  Period up to and including the Second Business Day
  immediately preceding the Current Determination Date							     9,822,212.75
                                                             -----------------
Pool Balance as of the Second Business Day immediately preceding
  the Current Determination Date 							                        851,238,489.64
Original Pool Balance							                                  2,136,187,667.91
Pool Factor 					                                                		39.8484881%

Portfolio Balances and Pool Factors		         				Beginning	           End
                                           							of Period        	of Period
                                             ---------------------------------
     	Class A-1 Note Balance					                       -               -
    		Class A-1 Pool Factor			                    		0.0000000	       0.0000000
    		Class A-2 Note Balance					              93,924,826.57 	  48,002,821.73
    		Class A-2 Pool Factor	                  				  0.1262430	       0.0645199
    		Class A-3 Note Balance			    		         457,323,000.00   457,323,000.00
    		Class A-3 Pool Factor				                    	1.0000000	       1.0000000
    		Class A-4 Note Balance					             175,000,000.00   175,000,000.00
    		Class A-4 Pool Factor		                    			1.0000000	       1.0000000
    		Class B-1 Certificate Balance					       96,129,000.00    96,129,000.00
    		Class B-1 Pool Factor			                    		1.0000000       	1.0000000
    		Class B-2 Certificate Balance					       74,783,667.91 	  74,783,667.91
    		Class B-2 Pool Factor		                    			1.0000000	       1.0000000

    		Weighted Average Coupon			                                			10.3508000%
    		Weighted Average Original Term				                                		61.3
    		Weighted Average Remaining Term					                               	32.2


Collections

Interest:
     	Collections and Liquidation Proceeds allocable to interest  7,447,805.05
   	 	Recoveries		                          			                     179,489.31
   		 Purchase Amount allocable to Interest				                         		0.00
                                                             -----------------
   			Total Interest Collections					                             7,627,294.36
    		Advances for the related Distribution Date						            1,501,576.98
    		Less:  Outstanding Advances to be reimbursed						          1,159,513.59
                                                             -----------------
          			Available Interest					                              7,969,357.75

Principal:
   	 	Collections and Liquidation Proceeds allocable to Principal
        (for the Collection Period)						                        43,645,833.84
    		Purchase Amount allocable to Principal  (for the
        Collection Period)				                                          		0.00
    		Collections allocable to Principal received up to and
        including the Second Business Day immediately preceding
        the Current Determination Date					                      	9,822,212.75
   			Less:   Prior Month Collections allocable to Principal up
              to and including the Second Business Day
              immediately preceding the
	        		   Current Determination Date				                     	8,993,439.23
                                                             -----------------
   			Available Principal					                                   44,474,607.36

   			Available Funds		                        			               52,443,965.11
Regular Principal (equals Available Principal plus
  Realized Losses)		                         					               45,922,004.84



Required Distributable Amounts
Reimbursement of Outstanding Advances on Defaulted Receivables			  		69,564.25
Servicing Fee (inc. unpaid amount from prior periods)					        		755,128.28
Noteholder Amounts
		Class A-1 Monthly Interest		                                        				0.00
		Class A-1 Interest Carryover Shortfall				                            		0.00
                                                            ------------------
			Total 			                                                            		0.00

		Class A-2 Monthly Interest	                                  					479,407.97
		Class A-2 Interest Carryover Shortfall			                            			0.00
                                                            ------------------
			Total 			                                                      		479,407.97

		Class A-3 Monthly Interest		                                				2,429,528.44
		Class A-3 Interest Carryover Shortfall				                            		0.00
                                                             -----------------
			Total			                                                     		2,429,528.44

		Class A-4 Monthly Interest					                                  	966,145.83
		Class A-4 Interest Carryover Shortfall				                            		0.00
                                                             -----------------
			Total		                                                       			966,145.83

			Total Accrued Note Interest			                               		3,875,082.24

		Class A-1 Monthly Principal 				                                      		0.00
		Class A-1 Principal Carryover Shortfall				                           		0.00
                                                             -----------------
			Total                                                             					0.00

		Class A-2 Monthly Principal	                              					45,922,004.84
		Class A-2 Principal Carryover Shortfall 				                          		0.00
                                                             -----------------
			Total			                                                    		45,922,004.84

		Class A-3 Monthly Principal		                                       				0.00
		Class A-3 Principal Carryover Shortfall 			                          			0.00
                                                             -----------------
			Total			                                                             		0.00

		Class A-4 Monthly Principal				                                       		0.00
		Class A-4 Principal Carryover Shortfall				                           		0.00
                                                             -----------------
			Total		                                                             			0.00

			Total Noteholders' Principal Payment Amount				              	45,922,004.84

Certificateholder Amounts
		Class B-1 Monthly Interest						                                  540,725.63
		Class B-1 Interest Carryover Shortfall					                            	0.00
                                                             -----------------
			Total			                                                       		540,725.63

		Class B-2 Monthly Interest						                                  428,448.10
		Class B-2 Interest Carryover Shortfall			                            			0.00
                                                             -----------------
			Total                                                       					428,448.10

			Total Accrued Certificate Interest				                          	969,173.73

		Class B-1 Monthly Principal			                                       			0.00
		Class B-1 Principal Carryover Shortfall 					                          	0.00
                                                             -----------------
			Total			                                                             		0.00

		Class B-2 Monthly Principal				                                       		0.00
		Class B-2 Principal Carryover Shortfall 					                          	0.00
                                                             -----------------
			Total			                                                             		0.00

			Total Certificateholders' Principal Distribution Amount		           			0.00

Total required distributable amount						                       	51,590,953.34
Less: Total Available Funds					                               		52,443,965.11
                                                              ----------------
Net Available Funds   (Shortfall) Excess						                     	853,011.77
Withdrawal from Reserve Account (If Shortfall)						                     	0.00
Deposit to Reserve Account (If Excess)						                       	853,011.77


Distributions
Deposit to the Collection Account
		Available Interest			                                        			7,969,357.75
		Available Principal			                                      			44,474,607.36
		Withdrawal from Reserve Account				                                   		0.00
		Less:  Amounts to be withheld by Servicer
			  a)   Reimbursement of Outstanding Advances on
            Defaulted Receivables		                               			69,564.25
			  b)   Servicing Fee			                                        		755,128.28
                                                             -----------------
		Net Deposit to Collection Account					                        	51,619,272.58

Deposit to Note Payment Account
		Class A-1 Interest Distribution                                   						0.00
		Class A-2 Interest Distribution			                             			479,407.97
		Class A-3 Interest Distribution 					                          	2,429,528.44
		Class A-4 Interest Distribution					                             	966,145.83
		Class A-1 Principal Distribution			                                  			0.00
		Class A-2 Principal Distribution					                         	45,922,004.84
		Class A-3 Principal Distribution					                                  	0.00
		Class A-4 Principal Distribution				                                  		0.00
                                                             -----------------
			Total Deposit to Note Payment Account				                    	49,797,087.08

Deposit to Certificate Distribution Account
		Class B-1 Interest Distribution 		                            				540,725.63
		Class B-2 Interest Distribution 				                            		428,448.10
		Class B-1 Principal Distribution 			                                 			0.00
		Class B-2 Principal Distribution 				                                 		0.00
                                                             -----------------
			Total Deposit to Certificate Distribution Account				           	969,173.73

Deposit to Reserve Account                                   							853,011.77


Specified Reserve Account Balance
Greater of:
		(i) Sum of:
			(a) Percentage applicable times				                  7.00%
			      Pool Balance as of the last day of
           the prior Collection Period less
           Principal collected  up to and
           including the second Business
           Day preceding the most recent
           Determination Date			               	851,238,489.64   59,586,694.27
                                               ---------------
  			      and,
			(b) Specified Interest Reserve Amount  (Three months
         interest	                                            				2,907,521.17
                                                             -----------------
			      on the Certificates if Notes are Outstanding)		      			62,494,215.44
 	       and
		(ii) Lesser of:
	   		(a) $26,702,346.		                                      			26,702,346.00
		        and
   			(b) Aggregate outstanding Note Principal Balance and
 			      Aggregate sum of Certificate Balances				            	851,238,489.64

    		Specified Reserve Account Balance					                    	62,494,215.44

Reserve Account Reconciliation
		Beginning Balance  (Initial Balance is 2.5% of Original
     Pool Balance) 				                                        		57,337,504.97
		Deposit from Available Interest and Available Principal					     	853,011.77
		Investment Earnings						                                         219,817.61
		Less:
   		 	Accrued and unpaid Servicing Fees		                             			0.00
   	  	Amounts to be distributed to Securityholders'				                 	0.00
                                                             -----------------
		Balance			                                                  			58,410,334.35
		Less: Withdrawal by holder of Contingent Payment Right
          of Excess of Reserve Account Balance Over
          Specified Reserve Account Balance	                         					0.00
                                                             -----------------
		Ending Balance				                                           		58,410,334.35


		Interest Reserve Amount		                                   				2,907,521.17
		Available Reserve Amount				                                 		55,502,813.18




Instructions to the Trustee

		Amount to be deposited from the Collection Account into
    the Note Payment Account	                               					49,797,087.08

		Amount to be deposited from the Collection Account into
    the Certificate Distribution Account	                      					969,173.73

		Amount to be deposited from the Collection Account into
    the Reserve Account		                                       				853,011.77

		Amount to be deposited from the Reserve Account to the
    account of the holder of the Contingent Payment Right					           	0.00

		Amount to be deposited from the Reserve Account into
    the Collection Account	                                          					0.00

Net Loss and Delinquency Activity

Realized Losses							                                            1,447,397.48
Net Loss Ratio (annualized)
  		For the current Collection Period		                              				1.72%
  		For the preceding Collection Period		                            				2.34%
  		For the second preceding Collection Period				                     		2.15%
                                                             -----------------
Average Net Loss Ratio (Specified Reserve Account Balance
  increases if greater than 1.50%)					                                		2.07%

Delinquency Analysis
                                          							Number of        	Principal
						                                           	 Loans	           Balance
                                                   -----            -------
		   30 to 59 days past due 			                   		2332	        21,286,506.46
		   60 to 89 days past due 				                    	417	         3,804,223.24
		   90 or more days past due 			                  		563	         5,578,434.24
                                                 -----------------------------
      			Total		                                  		3312	        30,669,163.94

Collateral Repossessed and Held by the Trust
  (included in above Delinquency Amounts)		      				409	         4,235,663.51


Delinquency Ratio including Repossessions
  		For the current Collection Period						                              1.09%
  		For the preceding Collection Period				                            		1.18%
  		For the second preceding Collection Period				                     		1.14%
                                                             -----------------
Average Delinquency Ratio (Specified Reserve Account Balance
  increases if greater than 1.25%)                                							1.14%

Loss and Delinquency Trigger Indicator				                              			YES

Equity Percentage				                                                			26.94%

Repurchased Receivables		                                            					0.00
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